Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Transactions

22. RELATED PARTY TRANSACTIONS

Lease support arrangements, known in Korea as Jeonse, were in place for certain Korean employees, primarily executive officers. These arrangements, in place from 2007 to 2019, consisted of a program which the Company facilitated housing arrangements by depositing funds with lessors who are either third parties, employees or relatives of the employees. Such funds would serve to establish the leasehold interest for the employees. When such arrangements are finished, the Company receives the deposited funds back in full. The deposited amount of these arrangements for such employees was US$1.6 million and US$1.5 million as of December 31, 2017 and 2018, respectively.